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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - September 23, 2003
                        (Date of Earliest Event Reported)



                         The Estee Lauder Companies Inc.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-14064

              Delaware                                           11-2408943
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      (State of Incorporation)                                (I.R.S. Employer
                                                             Identification No.)



767 Fifth Avenue, New York, New York                                10153
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         (Address of principal                                    Zip Code
           executive offices)


       Registrant's telephone number, including area code: (212) 572-4200


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ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.

               On September 23, 2003, Standard & Poor's Ratings Services announced that it had affirmed our A+ long-term corporate credit and senior unsecured debt ratings and our A-1 short-term corporate credit and commercial paper ratings, and at the same time revised its outlook to negative from stable.


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                                   SIGNATURES
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               Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            THE ESTEE LAUDER COMPANIES INC.



                            By: /s/ Richard W. Kunes
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                                Name:  Richard W. Kunes
                                Title: Senior Vice President and Chief Financial
                                       Officer (Principal Financial and
                                       Accounting Officer)



Dated:  September 24, 2003


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